EXHIBIT 10.1

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) dated as of April 23, 2012, is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                            Amendments to the Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Amended Definition.  The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder at such time, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04.  The amount of each Lender’s Commitment shall be at any time the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the Borrowing Base then in effect or (iii) such Lender’s Applicable Percentage of $475,000,000.  The

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amount of each Lender’s Commitment as of the Fourth Amendment Effective Date is set forth on Schedule 2.01.

1.2                               New Definition.  The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in alphabetical order:

“Fourth Amendment Effective Date” means April 23, 2012.

1.3                               Schedule 2.01.  Schedule 2.01 to the Credit Agreement shall be and it hereby is replaced with Schedule 2.01 to this Amendment.

SECTION 2.                            Conditions.  The amendments to the Credit Agreement set forth in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1                               Execution and Delivery.  The Borrower, each Guarantor and the Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.

2.2                               Fees and Expenses. The Borrower shall have paid (or contemporaneously with this Amendment becoming effective, will pay) to the Administrative Agent, for the benefit of the Lenders, the amounts separately agreed upon among the Borrower, the Lead Arranger and the Administrative Agent and all reasonable invoiced fees and expenses required to be paid on or before the effectiveness of this Amendment.

2.3                               No Default.  No Default shall have occurred and be continuing.

2.4                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.                            Representations and Warranties of the Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1                               Reaffirmation of Representations and Warranties.  After giving effect to the amendments herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date).

3.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or

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such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon the Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any Guarantor except as otherwise permitted in the Credit Agreement.

3.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4.                            Miscellaneous.

4.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

4.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3                               Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrower, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have

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executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7                               Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Blank.  Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

CLAYTON WILLIAMS ENERGY, INC.
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

GUARANTORS:

SOUTHWEST ROYALTIES, INC.
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

WARRIOR GAS CO.
a Texas corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

CWEI ACQUISITIONS, INC.
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

ROMERE PASS ACQUISITION L.L.C.
a Delaware limited liability company

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

CWEI ROMERE PASS ACQUISITION CORP.
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

BLUE HEEL COMPANY
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

TEX-HAL PARTNERS, INC.
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

DESTA DRILLING GP, LLC
a Texas limited liability company

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

DESTA DRILLING, L.P.
a Texas limited partnership

By: Desta Drilling GP, LLC, its general partner

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

WEST COAST ENERGY PROPERTIES GP, LLC
a Texas limited liability company

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

CLAJON INDUSTRIAL GAS, INC.
a Texas corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

CLAYTON WILLIAMS PIPELINE CORPORATION
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

SWR VPP, LLC
a Texas limited liability company

By: Southwest Royalties, Inc., its sole member

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

BANK OF SCOTLAND plc,
as Syndication Agent and a Lender

By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Vice President

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Vice President

WELLS FARGO BANK, N.A.
as Co-Documentation Agent and a Lender

By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Director

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

THE FROST NATIONAL BANK,
as a Lender

By:	/s/ John Warren
	Name:	John Warren
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Craig Hanselman
	Name:	Craig Hanselman
	Title:	Vice President

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Authorized Signatory

SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment as of the Fourth Amendment Effective Date	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	Administrative Agent	20.0000000%	$95,000,000.00	$100,000,000.00
Bank of Scotland plc	Syndication Agent	11.4285714%	$54,285,714.15	$57,142,857.00
Union Bank, N.A.	Co-Documentation Agent	11.4285714%	$54,285,714.15	$57,142,857.00
Wells Fargo Bank, N.A.	Co-Documentation Agent	11.4285714%	$54,285,714.15	$57,142,857.00
The Royal Bank of Scotland plc		8.5714286%	$40,714,285.85	$42,857,143.00
Compass Bank		8.5714286%	$40,714,285.85	$42,857,143.00
The Frost National Bank		8.5714286%	$40,714,285.85	$42,857,143.00
Natixis		7.1428571%	$33,928,571.23	$35,714,286.00
KeyBank National Association		7.1428571%	$33,928,571.23	$35,714,286.00
UBS Loan Finance LLC		5.7142858%	$27,142,857.54	$28,571,428.00
TOTAL		100.0000000%	$475,000,000.00	$500,000,000.00